Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***].

INDEPENDENT CONTRACTOR AGREEMENT

This Independent Contractor Agreement (this “Agreement”), is made and entered into as of November 8, 2022 (the “Effective Date”) by and between: LOGIQ, INC., a Delaware corporation with offices at 85 Broad Street, 16-079, New York, New York 10004 (“Logiq”); and [***], a Delaware limited liability company with offices at [***] (“[***]”). Each of Logiq and [***] may be referred to herein as a “Party”; and collectively, they shall be referred to herein as the “Parties”.

Reference is made to that certain managed services agreement (the “Managed Services Agreement”), dated of even date herewith, by and between Logiq, BattleBridge Acquisition Co, LLC, a single-member Nevada limited liability company wholly owned by Logiq, and [***].

In consideration of the mutual covenants herein contained and the performance of the services herein agreed to be performed by [***] and the payment of the amount herein agreed to be paid by Logiq, the Parties hereto covenant and agree as follows:

1. Duties. [***]’s duties shall be business development strategies and execution and consulting services regarding e-commerce, digital marketing, and online advertising, including lead generation, affiliate marketing and brand development, with [***] to provide up to 40 hours per month of consulting work by [***]’s principal, [***] (the “Services”).

2. Term. Logiq hereby engages [***] on a non-exclusive basis, for a Term that coincides with the Term of that certain Managed Services Agreement between the Parties; and any termination of the Managed Services Agreement shall terminate this Agreement.

3. Relationship of the Parties; Independent Contractor. No agency, employment, partnership or joint venture shall be created by this Agreement, as the Parties are independent contractors with respect to one another. Neither Party shall have authority to act as an agent of the other or to otherwise bind the other to any agreement, commitment, obligation, contract, instrument, undertaking, arrangement, certificate or other matter. Each Party hereto shall refrain from making any representation intended to create an apparent agency, employment, partnership or joint venture relationship between the Parties. Nothing in this Agreement shall restrict [***] or any of its officers, directors, agents, affiliates or employees from engaging in any activity whatsoever, without limitation, receiving compensation for providing services similar to the Services to other clients. It is understood and agreed that [***] is retained as an independent contractor and not as an employee of Logiq. [***] acknowledges and agrees that it will not participate in nor is it entitled to, nor eligible for any Logiq provided benefits, including, but not limited to, retirement benefits, social security, worker’s compensation, health or disability benefits, unemployment insurance benefits, or employee benefits of any kind. Logiq shall not be responsible for withholding taxes with respect to [***]’s compensation hereunder.

4. Compensation. As full, sufficient and complete consideration for [***]’s Services as described herein, Logiq shall pay and issue to [***] the consideration described in the Managed Services Agreement.

5. Expenses. Unless Logiq provides its prior written consent, any and all out-of-pocket expenses incurred or accrued by [***] in connection with this Agreement not first approved in writing by Logiq shall be the sole responsibility of [***]. [***] agrees to provide receipts evidencing any pre-approved expenses as a condition of reimbursement.

6. Confidentiality.

(a) For the purposes of this Agreement, the term “Confidential Information” means non-public information about the disclosing Party’s business or activities that is proprietary and confidential, which shall include, without limitation, all business, financial, technical and other information of a Party, regardless of whether it is marked or designated “confidential,” or by its nature or the circumstances surrounding its disclosure should reasonably be regarded as confidential, such as the identity and pricing information related to Logiq customers. Confidential Information includes not only written or other tangible information, but also information transferred orally, visually, electronically or by any other means. Confidential Information will not include information that (i) is in or enters the public domain without breach of this Agreement by the receiving Party, (ii) the receiving Party lawfully receives from a third party without restriction on disclosure and without breach of nondisclosure obligation, (ii) the receiving Party knew or was in possession of prior to receiving such information from the disclosing Party, or (iv) the receiving Party developed independently without reference to such Confidential Information. The terms and conditions of the Agreement will be deemed to be the Confidential Information of each Party and will not be disclosed without the prior written consent of the other Party, except pursuant to applicable law or this Agreement.

(b) Each Party agrees (i) that it will not disclose to any third party or use any Confidential Information disclosed to it by the other except as expressly permitted in this Agreement; (ii) that it will use the other Party’s Confidential Information for the sole purpose of performing its obligations under this Agreement; (iii) that it will take all commercially reasonable measures to maintain the confidentiality of all Confidential Information of the other Party in its possession or control, which is no event will be less than the measures it uses to maintain the confidentiality of its own information of similar importance. Each Party shall be permitted to disclose the terms of this Agreement to officers and employees of the Party with a need to know, members of the Board of Directors of the Party, and the Party’s accountants and attorneys, or by Logiq to potential investors or to merger candidates, subject to similar confidentiality restrictions.

(c) Neither Party will issue any written or oral announcement, press release, or other public release of information that contains information about this Agreement without the written consent of the other Party.

7. Non-Circumvention. Each Party agrees that it shall not attempt in any way to directly or indirectly circumvent the other Party in contacting, conducting or concluding any business with any revealed contacts, clients or entities (including without limitation, identities of, and contact information for: suppliers, manufacturers of equipment, partners, licensors, prospective investors, or prospective investments). This non-circumvention obligation shall apply to the Parties and their representatives and shall remain in effect until one (1) year from the date or dates the information creating such obligation was revealed.

8. No Solicitation of Employees and Consultants. During the Term of this Agreement and for twelve (12) months thereafter, [***] hereby agrees not to, directly or indirectly, solicit or assist any person in soliciting any employee of Logiq or any of its affiliates to perform services for any entity (other than Logiq or its affiliates), attempt to induce, recruit, or encourage any such employee to leave the employ of Logiq or its affiliates, or hire or engage on behalf of itself or any other person any employee of Logiq or anyone who was employed by Logiq during the six-month period preceding such hiring or engagement. The terms “solicit, recruit, hire, or induce or encourage” include, but are not limited to, directly or indirectly: (i) initiating communications with an employee or independent contractor of Logiq relating to actual or possible employment or an independent contractor relationship for an entity other than Logiq; (ii) offering bonuses or additional compensation to encourage or cause any employee or independent contractor of Logiq to terminate employment with Logiq; or (ii) supplying the names of, or otherwise referring or recommending, any employee or independent contractor of Logiq to personnel recruiters or persons engaged in hiring for an entity other than Logiq.

9. Intellectual Property; Ownership of Deliverables.

(a) [***] hereby agrees that all work product and any and all other deliverables created or developed by [***] or produced for or delivered to Logiq under or arising out of this Agreement or the services performed hereunder (collectively, the “Deliverables”), and all trade secrets, copyrights, patents, marks and any and all other intellectual property rights therein and rights to apply for registration thereof, throughout the world, are and shall be deemed “work for hire” and the sole and exclusive property of Logiq, and [***] hereby assigns to Logiq from the moment of creation all rights, title and interest therein. [***] represents and warrants to Logiq that all Deliverables are solely the original works of [***] or, if applicable, all other contributors to the Deliverables are employees of and have otherwise assigned to [***] any and all rights, title and interest such contributors may have had in the Deliverables and all intellectual property rights therein, which deliverables, to [***]’s knowledge, do not infringe the intellectual property rights of any third party. [***] shall take any and all future actions, and execute any and all additional documents, reasonably requested by Logiq to vest sole ownership of the same in Logiq, including, without limitation, the execution and delivery in furtherance of filing any applications for registration and/or obtaining any registrations with respect to the Deliverables. To the extent assigned Deliverables (or any portion thereof) hereunder are derivative works of or based upon (in whole or in part) any of [***]’s pre-existing (i.e., existing prior to the effective date of this Agreement) works, utilities, applications or tools which are otherwise unrelated to the services provided hereunder (whether in hard copy or soft copy form, including, without limitation, object code and source code) (collectively, “Underlying Works”), [***] hereby grants to Logiq a perpetual, non-revocable, royalty-free, non-exclusive, transferrable, sub-licensable and worldwide license to such Underlying Works and under all intellectual property rights therein for the sole purpose of Logiq’s unrestricted use and enjoyment of the Deliverables for their intended purpose (including without limitation application, registration, protection, enforcement, reproduction, publication, dissemination, display, distribution, use (including, without limitation, the right to create derivative works thereof), manufacture, transfer, offer for sale, sale, and commercialization of the Deliverables.

(b) All services provided by [***] hereunder shall be for the benefit of Logiq.

(c) “Moral Rights” means any right to claim authorship of a work, any right to object to any distortion or other modification of a work, and any similar right, existing under the law of any country in the world, or under any treaty. [***] hereby irrevocably transfers and assigns to Logiq any and all Moral Rights that [***] may have in any Deliverables, services, or materials. [***] also hereby forever waives and agrees never to assert against Logiq, its successors or assigns any and all Moral Rights that [***] may have in any Deliverables, services or materials, even after termination of this Agreement.

10. Representations and Warranties of [***]. [***] represents and warrants that: (i) all services provided hereunder shall be performed in a good, workmanlike, and professional manner and in [***] with all applicable industry standards; (ii) the Deliverables, if any, will be an original work of [***]; (iii) [***] has the right and unrestricted ability to assign the ownership of the Deliverables to Logiq; (iv) [***] has an unqualified right to grant to Logiq a license to any Underlying Works; v) [***] is not subject to any restrictions that would prevent [***] from entering into or carrying out the provisions of this Agreement; (vi) [***] shall comply with all laws and regulations applicable to [***] and to its performance of the services under this Agreement; and (vii) [***] has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

11. Representations and Warranties of Logiq. Logiq represents and warrants that it has the requisite corporate power and authority to enter into this Agreement. The execution and delivery of this Agreement Logiq has been duly authorized by all necessary action on the part of Logiq and no further action is required by Logiq in connection herewith. This Agreement has been duly executed by Logiq and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Logiq enforceable against Logiq in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

12. Limitation of Liability. NOTWITHSTANDING ANY TERM OR PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES OF ANY KIND, REGARDLESS OF ANY THEORY OF RECOVERY UNDER CONTRACT, TORT OR STRICT LIABILITY, AND REGARDLESS OF WHETHER SUCH PARTY IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13. Termination. Notwithstanding any other provision or provisions of this Agreement, either Party may terminate this Agreement at any time for any or no reason upon 15 business days’ prior written notice to the other Party. In addition, if any principal of [***] is convicted of any felony, Logiq may terminate this Agreement immediately without prior written notice to [***].

14. Governing Law. This Agreement, its application and interpretation of the rights and duties of the Parties hereto, shall be governed exclusively by its terms and by the laws of the state of Arizona.

15. Assignment. [***] may not subcontract or otherwise delegate or assign this Agreement or any of its obligations under this Agreement without Logiq’s prior written consent. Any attempted assignment in violation of the foregoing shall be null and void. Subject to the foregoing, this Agreement will be binding upon, and inure to the benefit of, each Party’s successors, heirs, representatives, administrators, and permitted assigns.

16. Notices. All notices, consents, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received if given at the Party’s respective address set forth on the first page of this Agreement (i) delivered personally and, (ii) sent by registered or certified mail, postage prepaid and return receipt requested, (iii) sent by overnight courier with a nationally recognized courier, or (iv) sent by e-mail, which shall be effective upon receipt of acknowledgement of receipt from the other Party. If sent by mail, notice shall be considered delivered three (3) business days after the date of mailing, and if sent by any other means set forth above, notice shall be considered delivered upon delivery thereof. Either Party may by notice to the other Party change the address to which notice or other communications to it are to be delivered or mailed.

17. Headings. Section headings are not to be considered a part of this Agreement and are not intended to be a full and accurate description of the contents hereof.

18. Modification or Amendment. No amendment, change or modification of this Agreement shall be valid unless in writing signed by the Parties hereto.

19. Entire Understanding. This Agreement and any schedule or exhibit attached hereto constitute the entire understanding and agreement of the Parties with respect to the subject matter hereof.

20. Unenforceability of Provisions. If any provision of this Agreement, or any portion thereof, is held to be invalid and unenforceable, then the remainder of this Agreement shall nevertheless remain in full force and effect.

21. Counterpart; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument. This Agreement may be executed by electronic or digital signature, and an electronic or digital signature shall constitute an original signature for purposes of this Agreement.

IN WITNESS WHEREOF the undersigned have executed and delivered this Consulting Agreement as of the Effective Date.

LOGIQ, INC.		[***]

By:		By:

Name:	Brent Suen	Name:	[***]

Title:	Chief Executive Officer	Title:	Member

5